UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2020

COMMUNITY WEST BANCSHARES
(Exact name of registrant as specified in its charter)

California	000-23575	77-0446957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

(805) 692-5821
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CWBC	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2020 Annual Meeting of Shareholders (Meeting) virtually via live webcast on May 28, 2020.  There were issued and outstanding and entitled to vote at the Annual Meeting 8,472,463 shares of common stock.  Represented in person or by proxy, were 6,324,037 shares of common stock of the Company.  The matters set forth below were voted upon:

Proposal No. 1 – Election of Directors

The election of ten nominees for the Board of Directors who will serve for a one-year term was voted on by the shareholders.  The Inspector of Elections certified the following vote tabulations for the nominees, all of whom were elected:

	Votes For	Votes Withheld	Non Votes

Robert H. Bartlein	4,608,344	460,668	1,255,025
Jean W. Blois	4,606,989	462,023	1,255,025
Dana L. Boutain	4,686,995	382,017	1,255,025
Tom L. Dobyns	4,608,344	460,668	1,255,025
John D. Illgen	4,608,334	460,678	1,255,025
James W. Lokey	4,686,995	382,017	1,255,025
Shereef Moharram	4,684,995	384,017	1,255,025
William R. Peeples	4,599,327	469,685	1,255,025
Martin E. Plourd	4,686,795	382,217	1,255,025
Kirk B. Stovesand	4,686,995	382,017	1,255,025

Proposal No. 2 – To approve the Community West Bancshares 2020 Omnibus Equity Incentive Plan covering 500,000 shares of the Company’s Common Stock.

Inspector of Elections certified the following vote tabulations to approve the Community West Bancshares 2020 Omnibus Equity Incentive Plan which passed with more than the required number of “for” votes.

Votes For	Votes Against	Abstain	Non-Votes

3,630,564	1,386,061	52,387	1,255,025

Proposal No. 3 - Ratification of the Company’s Independent Auditors

The Inspector of Elections certified the following vote tabulations for the proposal to ratify the selection of RSM US LLP, which passed with more than the required number of “for” votes:

Votes For	Votes Against	Abstain	Non-Votes

6,314,566	451	9,020	0

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2020

COMMUNITY WEST BANCSHARES

By:	/s/Susan C. Thompson

Susan C. Thompson
Executive Vice President and
Chief Financial Officer